                                                                  EXHIBIT 10.100

                                                                  EXECUTION COPY

                                  AMENDMENT TWO

         AMENDMENT TWO (this "AMENDMENT") dated as of June 23, 2000 by and among, (i) COLLINS HOLDINGS EME, LLC ("COLLINS HOLDINGS"), (ii) COLLINS TRUST I, as the Owner Lessor, (iii) WILMINGTON TRUST COMPANY, as the Owner Trustee, (iv) COLLINS GENERATION I, LLC, as the Owner Participant, (v) EDISON MISSION MIDWEST HOLDING CO. ("HOLDINGS"), (vi) MIDWEST GENERATION, LLC ("MIDWEST"), (vii) MIDWEST FUNDING LLC ("FUNDING LLC"), (viii) BAYERISCHE LANDESBANK INTERNATIONAL S.A., as the Midwest LC Issuer, (ix) BAYERISCHE LANDESBANK GIROZENTRALE, as the RCE LC Issuer and (x) CITIBANK, N.A., as Holder Representative.

                  WHEREAS, Collins Holdings, the Owner Lessor, Owner Trustee, the Owner Participant, Holdings, Midwest, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative have entered into that certain Participation Agreement (T1), dated as of December 15, 1999 (as heretofore amended, modified and supplemented, the "PARTICIPATION AGREEMENT"), which set forth, INTER ALIA, certain covenants of Holdings;

                  WHEREAS, Holdings desires to enter into the Synthetic Lease Transaction (as defined herein); and

                  WHEREAS, Holdings has requested, and Collins Holdings, the Owner Lessor, Owner Trustee, Owner Participant, Midwest, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative have agreed, to amend and waive certain provisions of the Participation Agreement so as to permit the Synthetic Lease Transaction;

                  WHEREAS, Holdings has requested, and Collins Holdings, the Owner Lessor, Owner Trustee, Owner Participant, Midwest, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative have agreed, to clarify the definitions of Fixed Charges and Operating Expenses;


               AMENDMENT TWO TO PARTICIPATION AGREEMENT (T1)

                  NOW, THEREFORE, the parties hereto agree as follows:

                  Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Participation Agreement are used herein (and in the introductions and recitals hereto) as defined therein.

                  Section 2. AMENDMENT TO THE PARTICIPATION AGREEMENT. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the Amendment Effective Date, the Participation Agreement shall be amended as follows:

         (a) APPENDIX A to the Participation Agreement shall be amended by adding the following definitions:

                  ""COMED SYNTHETIC LEASE CONSENT" shall mean the Consent to Sale of Assets between Midwest and ComEd referred to in the Synthetic Lease Basic Documents.

                  "INCREMENTAL SYNTHETIC LEASE ENVIRONMENTAL INDEMNITY PAYMENTS" shall mean Synthetic Lease Environmental Indemnity Obligations paid to Indemnitees that would not otherwise have been borne by Midwest had the Synthetic Lease Transaction not been consummated and Midwest been both the owner and the operator of Synthetic Lease Assets.

                  "SYNTHETIC LEASE" shall mean the Lease Agreement dated as of June 23, 2000 between Midwest and Synthetic Lease Trust.

                  "SYNTHETIC LEASE ASSETS" shall mean certain electric generating turbines further described in the Synthetic Lease Participation Agreement as the "Leased Equipment".

                  "SYNTHETIC LEASE BASIC DOCUMENTS" shall mean the Basic Documents as defined in the Synthetic Lease Participation Agreement.

                  "SYNTHETIC LEASE ENVIRONMENTAL INDEMNITY OBLIGATIONS" shall mean Synthetic Lease Liabilities consisting of liabilities or obligations with respect to Section 6.2 or 6.7 of the Synthetic Lease Participation Agreement that by virtue of Section 6.8 of the Synthetic Lease Participation Agreement and the Synthetic Lease Guarantee are not liabilities or obligations of Edison Mission Energy.

                  "SYNTHETIC LEASE GUARANTEE" shall mean the Guaranty Agreement dated as of June 23, 2000 made by Edison Mission Energy in favor of the Synthetic Lease Trust that, among other things, guarantees the payment by Midwest of all Synthetic Lease Liabilities other than Synthetic Lease Environmental Indemnity Obligations.

                  "SYNTHETIC LEASE INTERCOMPANY NOTE" shall mean the Intercompany Note dated the Closing Date (as defined in the Synthetic Lease Participation Agreement) evidencing the loan by Midwest to Edison Mission Energy of the proceeds of the Synthetic Lease Transaction (net of transaction expenses paid by Midwest in connection with the Synthetic Lease Transaction).

                  "SYNTHETIC LEASE INTERCOMPANY NOTE PAYMENTS" shall mean the payments by Edison Mission Energy to Midwest under or in respect of the Synthetic Lease Intercompany Note.

                  "SYNTHETIC LEASE LIABILITIES" shall mean the basic rent, the supplemental rent or any other amount, liability or obligation that Midwest is obligated to pay under the Synthetic Lease or the other Synthetic Lease Basic Documents, including, without limitation, Synthetic Lease Environmental Indemnity Obligations.

                  "SYNTHETIC LEASE PARTICIPATION AGREEMENT" shall mean the Participation Agreement dated as of June 23, 2000 by and among Midwest, Edison Mission Energy, the Synthetic Lease Trust, investors party thereto, noteholders party thereto, Wilmington Trust Company, and [Citicorp North America, Inc.], as Agent.

                  "SYNTHETIC LEASE TRANSACTION" shall mean the transaction pursuant to the Synthetic Lease Participation Agreement and the Synthetic Lease Basic Documents whereby Midwest sells the Synthetic Lease Assets to the Synthetic Lease Trust and the Synthetic Lease Trust leases the Synthetic Lease Assets to Midwest under the Synthetic Lease.

                  "SYNTHETIC LEASE TRUST" shall mean EME/CDL Trust, a Delaware statutory business trust.".

         (b) APPENDIX A of the Participation Agreement shall be further amended by deleting the definitions of "CASH FLOW AVAILABLE FOR FIXED CHARGES", "DEBT TO CAPITAL RATIO", "FIXED CHARGES" and "OPERATING EXPENSES" in their entirety and replacing them with the following definitions:

                  ""CASH FLOW AVAILABLE FOR FIXED CHARGES" shall mean, in respect of any period, the excess, if any, of Revenues (excluding (i) proceeds of any permitted asset sale, (ii) amounts available in the Cashflow Recapture Fund and (iii) Synthetic Lease Intercompany Note Payments) during such period OVER Operating Expenses during such period.

                  "DEBT TO CAPITAL RATIO" shall mean, with respect to Holdings and its Consolidated Subsidiaries, the ratio as of the end of the last Fiscal Quarter for which financial statements are available of (i) the aggregate principal amount of Indebtedness of Holdings and its Consolidated Subsidiaries (other than Indebtedness of Holdings incurred pursuant to SECTION 8.1(b)(iii) and SECTION 8.1(i)) then outstanding to
                  (ii) Total Capitalization (excluding, to the extent included, the Synthetic Lease Intercompany Note and payments by Edison Mission Energy pursuant to the Synthetic Lease Guarantee).

                  "FIXED CHARGES" shall mean, in respect of any period, an amount equal to the aggregate of, without duplication, (i) all interest due and payable on the Loans PLUS or MINUS any net amount due and payable in respect of Interest Rate Hedging Transactions during such period, including (A) all capitalized interest and (B) the interest portion of any deferred payment obligation, (ii) amounts due and payable under SECTIONS 3.3.1 and 3.3.2 of the Holdings Credit Agreement during such period,
                  (iii) amounts due and payable to the Lenders with respect to the deduction of withholding tax on such payments pursuant to
                  SECTION 4.7 of the Holdings Credit Agreement during such period, (iv) the interest portion of any deferred payment obligation due and payable during such period, (v) the aggregate amount of the Lease Obligations due and payable during such period, and
                  (vi) all other amounts due and payable by the Loan Parties with respect to Indebtedness (other than (x) Capital Lease Liabilities and Operating Lease Liabilities permitted under
                  SECTION 8.1(b)(i) hereof and (y) Synthetic Lease Liabilities) permitted under SECTION 8.1 hereof during such period.

                  "OPERATING EXPENSES" shall mean, in respect of any period, all cash amounts paid by the Loan Parties in the conduct of their business during such period, including premiums for insurance policies, fuel supply and transportation costs, utilities, costs of maintaining, renewing and amending Governmental Approvals, franchise, licensing, property, real estate and income taxes, sales and excise taxes, general and administrative expenses, employee salaries, wages and other employment-related costs, business management and administrative services fees, fees for letters of credit, surety bonds and performance bonds, Necessary Capital Expenditures and all other fees and expenses necessary for the continued operation and maintenance of the Generating Assets and the conduct of the business of Holdings, Midwest or Collins Holdings. Operating Expenses shall exclude (to the extent included) Lease Obligations and Synthetic Lease Liabilities (other than payments of Synthetic Lease Environmental Indemnity Obligations) and shall include (to the extent excluded) Capital Lease Liabilities and Operating Lease Liabilities permitted under SECTION 8.1(B)(i) hereof (other than Lease Obligations).".

         (c) SECTION 8.1(b) of the Participation Agreement shall be deleted and replaced in its entirety with the following:

                  "(b)(i) Capitalized Lease Liabilities and Operating Lease Liabilities outstanding (or anticipated to be outstanding) on the Closing Date and set forth on SCHEDULE 8.2.1(a) to the Holdings Credit Agreement, (ii) Capitalized Lease Liabilities and Operating Lease Liabilities entered into after the Closing Date in the ordinary course of business not to exceed at any time an aggregate principal amount equal to $50,000,000 and
                  (iii) Synthetic Lease Liabilities;".

         (d) SECTION 8.2 of the Participation Agreement shall be amended by (i) deleting the period at the end of SECTION 8.2(m) of the Participation Agreement and replacing it with the following: "; and"; and (ii) adding SUBSECTION 8.2(n) to SECTION 8.2 of the Participation Agreement as follows:

                  "(n) Liens created pursuant to the Synthetic Lease Basic Documents.".

         (e) SECTION 8.4 of the Participation Agreement shall be amended by deleting SECTION 8.4(iv) of the Participation Agreement and replacing it in its entirety with the following subsections:

                  "(iv) transfer certain railcars or rights to railcars as part of the Transco Transaction and (v) sell Synthetic Lease Assets to Synthetic Lease Trust pursuant to the Synthetic Lease Basic Documents; PROVIDED, FURTHER, that any Asset Disposition pursuant to CLAUSES (i), (ii), (iii), (iv) and (v) of this proviso shall not be included in the calculation of the aggregate net book value of assets sold pursuant to this
                  SECTION 8.4.".

         (f) SECTION 8.5 of the Participation Agreement shall be amended by (i) deleting the period at the end of SECTION 8.5(iv) of the Participation Agreement and replacing it with the following: "; and"; and (ii) adding SUBSECTION 8.5(v) to SECTION 8.5 of the Participation Agreement as follows:

                  "(v) Investments evidenced by the Synthetic Lease Intercompany Note.".

         (g) SECTION 8.6 of the Participation Agreement shall be amended by adding the following sentence at the end of the section:

                  "Notwithstanding the foregoing, the Synthetic Lease Transaction and the transactions contemplated by the Synthetic Lease Basic Documents shall be deemed not to be a Transaction with an Affiliate for the purposes of this SECTION 8.6.".

         (h) SECTION 8.12 of the Participation Agreement shall be amended by adding the following sentence at the end of Section 8.12 of the Participation
Agreement:
                  "Notwithstanding the foregoing, so long as no Event of Loss or Lease Event of Default shall have occurred and be continuing, Holdings or its Subsidiaries may make a Restricted Payment to Edison Mission Energy on or within 30 days after the date any Synthetic Lease Intercompany Note Payment is received by Midwest in an amount not exceeding such Synthetic Lease Intercompany Note Payment (to the extent that the same was not included in any Restricted Payment theretofore made in accordance with this Section 8.12); PROVIDED that, in the event that Midwest pays Incremental Synthetic Lease Environ-mental Indemnity Payments, the aggregate amount of Restricted Payments payable in accordance with this sentence (but not otherwise in accordance with this Section 8.12) shall be reduced by a like amount.".

         (i) SECTION 8 of the Participation Agreement shall be amended by adding
SECTION 8.13 to the Participation Agreement as follows:

                  "SECTION 8.13 SYNTHETIC LEASE BASIC DOCUMENTS. Holdings shall not, and shall not permit any of its Subsidiaries, to agree or consent to any termination, amendment, modification or waiver of (a) Section 6.8 or 7.2 of the Synthetic Lease Participation Agreement, (b) the definition of "Free Cashflow" set forth in the Synthetic Lease Basic Documents or (c) or any other provision of the Synthetic Lease Basic Documents that increases or is reasonably likely to increase the liability, or the obligations, of Midwest (or decreases or is reasonably likely to decrease the liability, or the obligations, of Edison Mission Energy) with respect to the Synthetic Lease Basic Documents in any material respect.".

                  Section 3. AUTHORIZATION OF AMENDMENT OF FACILITY LEASE AND FACILITY SUBLEASE.

         (a) Collins Holdings, the Owner Lessor, the Owner Participant and the Holder Representative hereby authorize amendments to that certain Facility Lease Agreement (T1), dated as of December 15, 1999, by and among the Owner Lessor, the Owner Participant and Collins Holdings (as heretofore amended, modified and supplemented, the "FACILITY LEASE"), substantially in the form of Exhibit A hereto.

         (b) The Holder Representative, Collins Holdings, the Owner Participant, the Owner Lessor and Midwest hereby authorize that the amendments to the Facility Lease authorized by paragraph (a) of this Section 3 will effect corresponding amendments to the terms of that certain Facility Sublease Agreement (T1), dated as of December 15, 1999, by and among Collins Holdings, Midwest and the Owner Lessor (as heretofore amended, modified and supplemented, the "FACILITY SUBLEASE").

                  Section 4. CONDITIONS PRECEDENT. This Amendment shall not become effective until the date (the "AMENDMENT EFFECTIVE DATE") on which each of the following conditions precedent have been satisfied:

         (a) Delivery to the parties hereto of this Amendment duly executed and delivered by each other party hereto;

         (b) Delivery to Owner Lessor, Owner Trustee, Owner Participant, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative of the Synthetic Lease Basic Documents in form and substance satisfactory to the recipients;

         (c) All conditions precedent to effectuate the Synthetic Lease Transaction have been satisfied (including delivery of the ComEd Synthetic Lease Consent) or waived;

         (d) The Owner Lessor, Owner Trustee, Owner Participant, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative shall have received opinions, dated the Amendment Effective Date and addressed to the recipients from (i) the general counsel to Holdings, Midwest and Collins Holdings, (ii) the special New York counsel to Holdings, Midwest and Collins Holdings and (iii) Federal Energy Regulatory Commission counsel to the Holdings, Midwest and Collins Holdings. Each such opinion shall be in form and substance reasonably satisfactory to the recipients;

         (e) The representations and warranties of Holdings, Midwest and Collins Holdings as set forth in the Participation Agreement, shall be true and correct as of the Amendment Effective Date after giving effect to the amendments contemplated hereby (unless stated to be given as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date); and
         (f) As of the Amendment Effective Date, no Lease Event of Default, or Event of Loss or event that, with passage of time or giving of notice or both, would constitute a Lease Event of Default or an Event of Loss, shall have occurred and be continuing.

                  Section 5. MISCELLANEOUS. Except as expressly amended hereby, all of the terms and provisions of the Participation Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized.

                                   COLLINS HOLDINGS EME, LLC

                                   By: /s/ John P. Finneran, Jr.
                                       -------------------------
                                       Name:    John P. Finneran, Jr.
                                       Title:   Vice President
                                       Date:    July 10, 2000


                                   COLLINS TRUST I

                                   By: Wilmington Trust Company,
                                   not in its individual capacity but solely
                                   as Owner Trustee


                                   By: /s/ Anita Dallago
                                       -----------------
                                       Name:    Anita Dallago
                                       Title:  Financial Services Officer
                                       Date:   July 10, 2000


                                   WILMINGTON TRUST COMPANY, not in its
                                   individual capacity, except as ex pressly provided herein, but solely as Owner Trustee


                                   By: /s/ Anita Dallago
                                       -----------------
                                       Name:    Anita Dallago
                                       Title:  Financial Services Officer
                                       Date:   July 10, 2000


                                   COLLINS GENERATION I, LLC

                                   By: /s/ Eileen A. Moran
                                       -------------------
                                       Name:    Eileen A. Moran
                                       Title:   President
                                       Date:    July 10, 2000


                                   EDISON MISSION MIDWEST HOLDINGS
                                   CO.,

                                   By: /s/ John P. Finneran
                                       --------------------
                                       Name:    John P. Finneran
                                       Title:   Vice President
                                       Date:    July 10, 2000


                                   MIDWEST GENERATION, LLC


                                   By: /s/ John P. Finneran
                                       --------------------
                                       Name:    John P. Finneran
                                       Title:   Vice President
                                       Date:    July 10, 2000


                                   CITIBANK, N.A.
                                   not in its individual capacity, but solely as Holder Representative


                                   By: /s/ Jenny Cheng
                                       ---------------
                                       Name:    Jenny Cheng
                                       Title:   Vice President
                                       Date:    July 10, 2000


                                   MIDWEST FUNDING LLC

                                   By: /s/ Dwight Jenkins
                                       ------------------
                                       Name: Dwight Jenkins
                                       Title: Vice President
                                       Date: July __, 2000

                                   BAYERISCHE LANDESBANK
                                   INTERNATIONAL S.A., a banking institution organized under the laws of Luxembourg, as issuer of the Midwest Letter of Credit

                                      By: /s/ Peter Lang
                                          --------------
                                          Name:  Peter Lang
                                                 ----------------------
                                             Title:  Senior Manager
                                                    -----------------
                                             Date:  June 27, 2000

                                      By:  /s/ Klaus Ense
                                           ----------------------
                                          Name: Klaus Ense
                                          Title:      Manager
                                                ------------------
                                          Date:  June 27, 2000


                                   BAYERISCHE LANDESBANK GIROZENTRALE,
                                   as issuer of the RCE Letter of Credit

                                      By: /s/ C. Stolarski
                                          ---------------------------------
                                          Name: C. Stolarski
                                                ---------------------------
                                          Title:    Vice President
                                                 --------------------------
                                          Date:  June 27, 2000


                                      By: /s/ D. Rieg
                                          ---------------------------------
                                          Name:     D. Rieg
                                                ---------------------------
                                          Title:     First Vice President
                                                 --------------------------
                                          Date:  June 27, 2000

                                                                       EXHIBIT A

                                   FORM OF AMENDMENT TO FACILITY LEASE AGREEMENT

                                  AMENDMENT ONE

         AMENDMENT ONE (this "AMENDMENT") dated as of July [__], 2000 by and between Collins Trust I (the "OWNER LESSOR") and Collins Holdings EME, LLC (the "FACILITY LESSEE").

         WHEREAS, the Owner Lessor and the Facility Lessee have entered into that certain Facility Lease Agreement (T1), dated as of December 15, 1999 (as amended, supplemented or otherwise modified from time to time and in accordance with the provisions thereof, the "FACILITY LEASE").

         WHEREAS, the Owner Lessor, the Facility Lessee, Wilmington Trust Company, Collins Generation I, LLC, Edison Mission Midwest Holdings Co., Midwest, Midwest Funding LLC, Bayerische Landesbank International S.A., Bayerische Landesbank Girozentrale and Citibank, N.A. have entered into that certain Participation Agreement, dated as of December 15, 1999 (as amended, supplemented or otherwise modified from time to time and in accordance with the provisions thereof, the "PARTICIPATION AGREEMENT").

         WHEREAS, Midwest desires to enter into the Synthetic Lease Transaction;

         WHEREAS, Midwest has requested, and the Owner Lessor and the Facility Lessee have agreed, to amend and waive certain provisions of the Facility Lease so as to permit the Synthetic Lease Transaction; and

         WHEREAS, Midwest has requested, and the other parties to the Participation Agreement have agreed, in that certain Amendment Two, dated as of June 23, 2000, by and among the parties to the Participation Agreement, ("AMENDMENT TWO TO THE PARTICIPATION AGREEMENT"), to amend and waive certain provisions of the Participation Agreement so as to permit the Synthetic Lease Transaction;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Facility Lease are used herein (and in the introductions and recitals hereto) as defined therein.

         Section 2. AMENDMENT TO THE FACILITY LEASE. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the Amendment Effective Date, the Facility Lease shall be amended as follows:

         (a) SECTION 16(h) of the Facility Lease shall be amended by inserting the following phrase immediately after the phrase "but excluding obligations arising under the Operative Documents" in the second line of SECTION 16(h) of the Facility Lease:

         ", Synthetic Lease Liabilities".

         (b) SECTION 16 of the Facility Lease shall be amended by adding Section 16(u) to the Facility Lease as follows:

         "(u) The Synthetic Lease Trust shall have commenced to exercise remedies in accordance with Section 15 of the Synthetic Lease to terminate the Synthetic Lease and repossess any of the Synthetic Lease Assets.".

         Section 3. CONDITIONS PRECEDENT. This Amendment shall not become effective until the date (the "AMENDMENT EFFECTIVE DATE") on which each of the following conditions precedent has been satisfied:

         (a) Delivery to the parties hereto of this Amendment duly executed and delivered by each other party hereto;

         (b) All conditions precedent contained in Section 4 of Amendment Two to the Participa tion Agreement have been satisfied.

         Section 4. MISCELLANEOUS. Except as expressly amended hereby, all of the terms and provisions of the Facility Lease are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized.

                                   COLLINS HOLDINGS EME, LLC


                                   By:
                                       ---------------------------
                                       Name:
                                       Title:
                                       Date:


                                   COLLINS TRUST I

                                   By: Wilmington Trust Company,
                                       not in its individual capacity but solely
                                       as Owner Trustee


                                   By:
                                       ---------------------------
                                       Title:
                                       Date:


                                   WILMINGTON TRUST COMPANY,
                                   not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee

                                   By:
                                       ---------------------------
                                       Name:
                                       Title:
                                       Date: